Exhibit 99.2

GSBR - 1290 Comprehensive Program Update CONFIDENTIAL December 18, 2023

2 Attendees • Raymond Stevens, Ph.D., Chief Executive Officer • Mark Bach, M.D., Ph.D., Chief Medical Officer • Blai Coll, M.D., Ph.D., VP Clinical Development • Jun Yoon, Chief Financial Officer • Danielle Keatley, Investor Relations Confidential

Forward looking statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the Company's future plans and prospects, any expectations regarding the safety, efficacy or tolerability of GSBR-1290 and other candidates under development based on the topline and interim clinical data from the Phase 2a study of GSBR-1290 in patients with T2DM and obesity, including the potential for maintained or increased efficacy results with longer duration of treatment, the ability of GSBR-1290 to treat type 2 diabetes, obesity or related indications, the planned initiation and study design of the Company's Phase 2b studies for GSBR-1290 in patients with T2DM and obesity and the timing thereof; the update from the pharmacokinetic (PK)/formulation study of GSBR-1290 and the planned timing thereof; the planned timing of the Company's data results and continued development of GSBR-1290 and next generation combination GLP-1R candidates and expectations regarding a new tablet formulation targeting GLP-1R. In addition, when or if used in this presentation, the words "may," "could," "should," "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company's forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to the preliminary nature of the results due to length of the study and sample size, the risks that unblinded data is not consistent with blinded data, the risk that interim results of a clinical trial do not predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, and as more patient data become available, the Company's ability to advance GSBR-1290, LTSE-2578, ANPA-0073 and its other therapeutic candidates, obtain regulatory approval of and ultimately commercialize the Company's therapeutic candidates, the timing and results of preclinical and clinical trials, the impact of any data collection omissions at any of our clinical trial sites, the Company's ability to fund development activities and achieve development goals, the Company's reliance on third parties, including clinical research organizations , manufacturers, suppliers and collaborators, over which it may not always have full control, the impact of any global pandemics, inflation and supply chain issues on the Company's business, its ability to protect its intellectual property and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 17, 2023, and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

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4 Agenda • Opening Remarks and Overview (Ray Stevens) • GSBR - 1290 Program Update (Blai Coll) − Phase 2a Safety and Tolerability Summary − Phase 2a Efficacy Summary − Phase 2b - enabling studies − Japanese Bridging Study − 6 and 9 month Toxicology Update • Overall Profile and Next Steps ( Mark Bach ) • GSBR - 1290 Closing (Ray Stevens) • Q&A Confidential

5 GSBR - 1290 Program Update and Phase 2a Proof - of - Concept Data Summary of Key Findings • Encouraging efficacy, safety and tolerability results • Generally well - tolerated with no serious adverse events (SAEs) related to drug up to 12 weeks, very low discontinuations • Results support once - a - day dosing in both Type 2 Diabetes Mellitus (T2DM) and Obesity Safety and Tolerability • Majority of all reported adverse events (AEs) were mild or moderate • Generally well - tolerated with no SAEs related to study drug up to 120 mg • No study discontinuations due to AEs in the Phase 2a Obesity cohort • 1 study discontinuation due to AEs related to study drug in the Phase 2a T2DM cohort Efficacy • Clinically meaningful Phase 2a Type 2 Diabetes Data (n=54, 12 weeks) − Statistically significant reduction in HbA1c and weight at 12 weeks • Clinically meaningful Phase 2a Obesity Data (n=40, Interim 8 weeks) − Statistically significant reduction in weight at 8 weeks, study ongoing to 12 weeks Phase 2b Enabling Studies • Clinically meaningful Phase 1 Japanese Lean Healthy Volunteer Bridging Data (n=18, 4 weeks) − Substantial reduction in weight at 4 weeks • No major findings in 6 - month rodent and 9 - month primate study – enables longer term Phase 2b program Confidential

6 GSBR - 1290 Program Update Blai Coll, M.D., Ph.D., VP Clinical Development Confidential

Our Journey Towards a Potentially Best in Class Oral GLP-1RA

September 2023

Phase 1b Obesity
- ✓ Initial study in obesity over 4 wk
- ✓ MAD at 30mg, 60mg, 90mg
- ✓ Active drug at 60mg and 90mg

December 2023
Proof-of-Concept

Phase 2a in T2DM
- ✓ Initial study in T2DM over 12 wk
- ✓ Favorable safety and tolerability
- ✓ Active drug at 45mg and 90mg

Phase 2a Obesity
- ✓ Second study in obesity over 12 wk
- ✓ Favorable safety and tolerability
- ✓ Active drug at 120mg at 8wk (interim)

2024 - 2025
Next Steps

Phase 2 T2DM
- ❑ Multiple formulations and titration regimens underway

Phase 2b Obesity
- ❑ ~36 wk
- ❑ Safety and tolerability
- ❑ Dose ranging and titration

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Confidential
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GSBR-1290 Phase 2a Study Design in T2DM and Obesity

Type 2 Diabetes

Key Eligibility Criteria

- T2DM of ≥ 6 months adult men and women
- BMI ≥27.0 and ≤40.0 kg/m2
- Stable dose of metformin
- HbA1c ≥7.0% and ≤10.5%
- Age ≥18 and ≤75 years

N=54

Cohort	Week 0–1	Week 1–2	Week 2–3	Week 3–4	Week 4–5	Week 5–12	Week 12–14
Cohort 5C (n=26)	5 mg	15 mg	30 mg	60 mg	90 mg	90 mg X 7 weeks	Follow up
Cohort 5B (n=10)	5 mg	10 mg	20 mg	30 mg	45 mg	45 mg X 7 weeks	Follow up
Cohort 5A (n=18)	PBO	PBO	PBO	PBO	PBO	PBO	Follow up

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 weeks

Top line data at 12 weeks

Primary endpoint: Safety and tolerability

Secondary endpoints: Demonstrate **decrease in HbA1c**

Demonstrate **decrease in weight**

Demonstrate **changes in metabolic parameters after a Mixed Meal Tolerance Test**

Healthy Overweight/Obese

Key Eligibility Criteria

- Healthy overweight/obese adult men and women
- BMI ≥27.0 and ≤40.0 kg/m2
- HbA1c ≤6.5%
- Age ≥18 and ≤75 years

N=40 + *24 replacement participants*

Cohort 4	Week 0–1	Week 1–2	Week 2–3	Week 3–4	Week 4–5	Week 5–6	Week 6–12	Week 12–14
(n=24)	5 mg	15 mg	30 mg	60 mg	90 mg	90 mg	120 mg	Follow up
(n=16)	PBO	PBO	PBO	PBO	PBO	PBO	PBO	Follow up

0 1 2 3 4 5 6 7 8 (Interim) 9 10 11 12 13 14 weeks

Interim results at 8 weeks/12 weeks

Primary endpoint: Safety and tolerability

Secondary endpoint: Demonstrate **decrease in weight**

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Confidential

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9 Phase 2a (12 wk) Phase 2a (12 wk) Characteristics N (%) T2DM Obesity without T2DM 45 mg (N=10) 90 mg (N=26) Placebo (N=18) 120 mg (N=24) Placebo (N=16) Age, years 60.5 (7.5) 55.9 (11.0) 59.4 (9.3) 45.8 (14) 46 (14) Sex, female N (%) 4 (40) 12 (46) 7 (39) 13 (54) 4 (25) Hispanic or Latino, N(%) 8 (80) 19 (73) 12 (66) 10 (41) 7 (43) Weight, Kg 94.3 (13.7) 90.5 (13.6) 92.8 (15.8) 90.3 (11.4) 93.4 (13.9) BMI, kg/m 2 33.7 (4.7) 32.6 (3.5) 34 (4.2) 31.5 (3.4) 31.2 (3.2) Duration of diabetes, years 12 11.6 12.7 - - Dose of metformin, mg/day 1490 (561) 1796 (400) 1563 (611) - - HbA1c,% 8.08 (0.95) 7.98 (0.83) 7.96 (0.86) 5.5 (0.3) 5.4 (0.4) Fasting plasma glucose, mmol/L 9.61 (2.23) 8.76 (1.86) 9.43 (2.65) 5.3 (0.4) 5.1 (0.4) Heart rate, bpm 67.1 (9.2) 72.3 (13) 73.1 (11) 68.1 (9.3) 70.6 (6.3) Systolic blood pressure, mmHg 124.3 (14) 124 (11) 124 (11) 124.8 (10.7) 127.8 (12.6) Diastolic blood pressure, mmHg 75.4 (8.9) 76.3 (6.3) 76.7 (6.8) 80.1 (7.6) 83.1 (8) GSBR - 1290 Phase 2a Study: Demographics and baseline characteristics Data are mean (SD) unless otherwise indicated. Confidential

10 GSBR - 1290 Phase 2a Study: Participant disposition Phase 2a (12 wk) Phase 2a (12 wk) N (%) T2DM Obesity without T2DM 45 mg (N=10) 90mg (N=26) Placebo (N=18) 120mg (N=24) Placebo (N=16) Discontinued study due to AEs 2 (20)* 0 0 0 0 Discontinued study due to AEs related to study drug 1 (10)** 0 0 0 0 Dose discontinuation, down titrated or hold 4 (40) 11 (42) 0 9 (37) 0 Completed study 8 (80) 26 (100) 17 (89.5) Study still on going GSBR - 1290 Phase 2a T2DM study Randomized (N=54) GSBR - 1290 Phase 2a Obesity study Randomized (N=40) Interim * 1 subject discontinued due to COVID - 19 and 1 subject discontinued due to GI - related AEs ** 1 subject discontinued study due to GI - related AEs Confidential

11 GSBR - 1290 Program Update Safety and Tolerability Summary Phase 2a – Topline data from first study in T2DM Phase 2a – Interim results in Obesity Confidential

12 Phase 2a (12 wk) Phase 2a (12 wk) Event N (%) T2DM Obesity without T2DM 45 mg (N=10) 90 mg (N=26) Placebo (N=18) 120 mg (N=24) Placebo (N=16) Any TEAE 10 (100) 25 (96.2) 8 (44.4) 23 (95.8) 11 (68.8) Any TEAE by maximum severity Mild 2 (20) 6 (23.1) 6 (33.3) 6 (25) 9 (56.3) Moderate 7 (70) 17 (65.4) 2 (11.1) 17 (70.8) 2 (12.5) Severe 0 2 (7.7) 0 0 0 Any SAEs* 1 (10) 1 (3.8) 0 0 0 Any SAEs related to study drug 0 0 0 0 0 GSBR - 1290 Phase 2a Study: Safety and Tolerability Overview of Treatment Emergent Adverse Events (TEAEs) Data are mean ± SD unless otherwise indicated. • No SAEs related to study drug • Majority of all reported AEs (88 - 96%) were mild or moderate * SAEs were non - drug related and resulted from pulmonary embolism and a tenosynovitis event requiring surgery Confidential

GSBR-1290 Phase 2a Study: Safety and Tolerability
Gastrointestinal-related AEs most common, as expected for GLP1-RAs

1 (2.8%) participant discontinued due to an AE related to study drug in the Phase 2a T2DM cohort
No study discontinuations due to AEs in the Phase 2a Obesity cohort

Event N (%)	Phase 2a (12 wk) T2DM			Phase 2a (12 wk) Obesity without T2DM	
	45 mg (N=10)	90 mg (N=26)	Placebo (N=18)	120 mg (N=24)	Placebo (N=16)
Nausea	7 (70)	19 (73)	2 (11)	21 (87)	2 (12)
Vomiting	4 (40)	13 (50)	0	15 (62)	1 (6)
Diarrhea	6 (60)	9 (34)	3 (16)	14 (58)	3 (18)
Decreased appetite	2 (20)	9 (34)	1 (5)	8 (33)	1 (6)
Dyspepsia	2 (20)	5 (19)	2 (11)	6 (25)	3 (18)
Constipation	0	4 (15)	1 (5)	9 (37)	2 (12)
Headache	1 (10)	9 (34)	2 (11)	11 (45)	6 (37)
Drug Induced Liver Injury	0	0	0	0	0
Elevated Liver Enzymes ALT- AST (U/L) >3 ULN	0	1 (3.8)*	0	0	0
Mean Change from Baseline to Day 84					
ALT, (U/L) Mean (SD)	-3.25 (5)	-0.4 (12)	0.4 (10)	-0.52 (12)	-1.67 (9)
AST, (U/L) Mean (SD)	-4.28 (5)	8.15 (46)**	1.88 (12)	-1.14 (8)	-5.07 (14)

** Female participant on aspirin and atorvastatin (40 mg). Diagnosed with fatty liver disease while in the study. Elevated ALT/AST identified during the first week (5 mg) and discontinued study drug on Day 21*
*** Male participant who experienced a significant increase in creatinine kinase after a workout (CK 6664, 10376, 11149 between Days 83-85 (Normal values for males :49-439 U/L), with associated elevations in AST (265).*

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GSBR - 1290 tolerability over time - Most common GI - related TEAEs 14 Confidential Highest incidences of events during the titration phase with attenuation trend over time GSBR - 1290 in T2DM (12 wk) GSBR - 1290 in Obesity (12 wk) Dose Titration Phase Dose Titration Phase Nausea Vomiting 0% 5% 10% 15% 20% 25% 30% 35% 5 mg 15 mg 30 mg 60 mg 90 mg 90 mg 120 mg 120 mg 120 mg 120 mg 120 mg 120 mg Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Week 9 Week 10 Week 11 Week 12 Nausea Vomiting 0% 5% 10% 15% 20% 25% 30% 35% 5 mg 10 mg 15 mg 20 mg 30 mg 30 mg 60 mg 45 mg 90 mg 45 or 90 mg 45 mg 90 mg 45 or 90 mg 45 mg 90 mg 45 or 90 mg 45 mg 90 mg 45 mg 90 mg Week 1 Week 2 Week 2 Week 3 Week 3 Week 4 Week 4 Week 5 Week 5 Week 6 Week 7 Week 7 Week 8 Week 9 Week 9 Week 10 Week 11 Week 11 Week 12 Week 12 Nausea Vomiting

GSBR - 1290 Phase 2a study (12 wk): Changes in heart rate 15 Confidential • Higher pulse rate observed (5 to 8 bpm) with GSBR - 1290 as expected for the class • Increases consistent with other GLP - 1RAs 1,2 1,2 Granhall C, Donsmark M, Blicher TM, et al. Clin Pharmacokinet. 2019;58(6):781 - 791. Pratt E, Ma X, Liu R, et al. Diabetes Obes Me tab. 2023;25:2634 – 2641. Beats per minute (BPM) 0 1 2 3 4 5 6 7 8 9 GSBR-1290 45 mg GSBR-1290 90 mg GSBR-1290 120 mg Change from baseline in HR (bpm) to Week 12, placebo adjusted T2DM Obesity without T2DM

16 GSBR - 1290 Program Update Efficacy Summary Phase 2a – Topline data from first study in T2DM patients Phase 2a – Interim results in Obesity patients Confidential

GSBR-1290 Phase 2a First Study in T2DM (12 wk)– Efficacy Endpoint

HbA1c Reduction

Statistically significant reduction in HbA1c placebo-adjusted at day 84 (-1.01% to -1.02%)
Early separation observed at day 35

HbA1c change from baseline (%), over time



HbA1c Change from baseline (%) (LSM ± SEM)
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
0
10
20
30
40
50
60
70
80
Study days
P = 0.001
P = 0.008
GSBR-1290 45 mg
GSBR-1290 90 mg
Placebo

HbA1c change from baseline to Day 84 (%)



0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
0.18
-0.79
-0.84
GSBR-1290 45 mg
GSBR-1290 90 mg
Placebo

	GSBR-1290 45 mg (N=6)	GSBR-1290 90 mg (N=16)
Least Square Mean Difference (LSM), HbA1c change (%) vs placebo	-1.01	-1.02
95% CI	-1.73 to -0.29	-1.59 to -0.44
P-value vs placebo*	0.008	0.001

* *LSM, CI and p value from Mixed Model for Repeated Measures.*

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GSBR-1290 Phase 2a First Study in T2DM (12 wk) – Efficacy Endpoint

Weight Reduction

Statistically significant reduction in weight placebo-adjusted at day 84 (-3.26% to -3.51%)
Continuing decrease in weight at day 84



Weight change from baseline (kg), over time
Weight change from baseline (kg) (LSM ± SEM)
2
1
0
-1
-2
-3
-4
-5
0
10
20
30
40
50
60
70
80
Study days
P = 0.0005
P = 0.0007
GSBR-1290 45 mg
GSBR-1290 90 mg
Placebo



Weight change from baseline (%), Day 84
0.50
0.00
-0.50
-1.00
-1.50
-2.00
-2.50
-3.00
-3.50
0.04
-3.32
-3.22
GSBR-1290 45 mg
GSBR-1290 90 mg
Placebo

	GSBR-1290 45 mg (N=6)	GSBR-1290 90 mg (N=16)
Least Square Mean Difference (LSM), Change in BW (%) vs Placebo	**-3.51**	**-3.26**
95% CI	-5.58 to -1.43	-5.17 to -1.36
P-value vs placebo*	0.0019	0.0013

** LSM, CI and p value from Mixed Model for Repeated Measures*

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GSBR-1290 Phase 2a: First Study in T2DM (12 wk) – Efficacy Endpoint

Fasting Plasma Glucose

Statistically significant reduction in fasting plasma glucose

Fasting plasma glucose change from baseline (mmol/L), over time



Fasting plasma glucose change from baseline (mmol/L) (LSM ± SEM)
2
1
0
-1
-2
-3
-4
0
20
40
60
80
Study days
P = 0.0008
P = 0.01
GSBR1290 45 mg
GSBR-1290 90 mg
Placebo

Fasting plasma glucose change from baseline (mmol/L), Day 84



1.50
1.00
0.50
0.00
-0.50
-1.00
-1.50
-2.00
1.21
-1.61
-1.28
GSBR 45 mg
GSBR 90 mg
Placebo

	GSBR-1290 45 mg (N=6)	GSBR-1290 90 mg (N=16)
Least Square Mean Difference (LSM), Change in FPG (mmol/L) vs Placebo	**-2.70**	**-2.50**
95% CI	-4.82 to -0.56	-3.90 to -1.08
P-value vs placebo*	0.01	0.0008

** LSM, CI and p value from Mixed Model for Repeated Measures*

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GSBR - 1290 Phase 2a: First Study in T2DM (12 wk) – Efficacy Endpoint Mixed Meal Tolerance Test placebo adjusted change from BL at Day 84 (LSM) GSBR - 1290 demonstrated improvements in postprandial glucose, insulin and marker of insulin resistance Plasma glucose (mmol/L*hour), AUC 0 - 4 Insulin (mIU/L*hour), AUC 0 - 4 HOMA - IR, AUC 0 - 4 - 19.4 - 113.7 - 78.3 - 20.4 - 47.5 - 49.0 -120 -100 -80 -60 -40 -20 0  GSBR-1290 45 mg, N=6  GSBR-1290 90 mg, N=16 P value = 0.0008 P value = 0.02 P value = 0.05 P value <0.0001 P value <0.0001 P value = 0.025 20 Confidential

21 GSBR - 1290 Phase 2a: Obesity Study – Interim Analysis (8 wk) Weight reduction Weight change from baseline (kg), over time * LSM, CI and p value from Mixed Model for Repeated Measures. -6 -5 -4 -3 -2 -1 0 1 0 10 20 30 40 50 60 Weight change from baseline (kg) (LSM ± SEM) Study days GSBR-1290 120 mg Placebo - 5.55 - 0.82 -6.00 -5.00 -4.00 -3.00 -2.00 -1.00 0.00 GSBR-1290 120 mg, N=14 Placebo, N=16 Weight change from baseline (%), Day 56 Statistically significant reduction in weight at day 56 ( - 4.74%) Continuing decrease in weight up to day 56 – study ongoing to day 84 GSBR - 1290 120 mg (N=14) % Change in BW placebo - adjusted - 4.74 95% CI - 6.74 to - 3.10 P - value vs placebo * <0.0001 P < 0.0001 Confidential

22 GSBR - 1290 Summary of Weight Reduction Clinically meaningful and statistically significant weight reduction observed in T2DM and Obesity 22 % change from baseline Confidential -6 -5 -4 -3 -2 -1 0 1 0 10 20 30 40 50 60 70 80 90 Weight change from baseline (%) Obesity 90mg (Ph1b) Obesity 120mg (Ph2a) Study days Non - T2DM Placebo (Ph2a T2DM) Placebo (Ph1b) Placebo (Ph2a obesity) Placebo (Japanese Bridging) Obesity 30mg (Ph1b) Placebo T2DM 90mg (Ph2a) T2DM 45mg (Ph2a) T2DM Lean non - Japanese 60mg (Bridging) Lean Japanese 60mg (Bridging) Obesity 60mg (Ph1b)

23GSBR1290 in Context of Oral Small Molecule GLP 1RA-14-12-10-8-6-4-2020.0 4.0 8.0 12.0 16.0 20.0 24.0 28.0 32.0 36.0Body weight change from baseline (%)Study Time (weeks)Weight change from baseline (%)GSBR1290 120mgObesityGSBR1290 45/90mgT2DMOrforglipron 24/45mg2ObesityOrforglipron 12mg1T2DMOrforglipron 12mg2ObesityOrforglipron 24/45mg1T2DMPlaceboGSBR1290 120mg in obesity is competitive at 8 weeks vs Orforglipron in obesityAdapted from1 The Lancet ( https:// doi.org /10.1016/S0140 6736(23)01302 8 ) and 2 New England Journal Medicine 10.1056/NEJMoa2302392*No head to head study has been conducted evaluating GSBR 1290 against Orforglipron included herein. Differences exist between study designs and conditions, and caution shouldbe excised when comparing data across studies

GSBR - 1290 Program Update Phase 2b - enabling Activities Phase 1 – Japanese Bridging Study Preclinical GLP - Toxicology Studies 24 Confidential

25 GSBR - 1290 Phase 1 (4 wk): Japanese and Non - Japanese Bridging Study • All participants completed the study • No discontinuations or dose reductions • No SAEs N (%) Japanese cohort Non - Japanese cohort 60mg (N=9) Placebo (N=3) 60mg (N=6) Nausea 6 (66.7) 0 3 (50.0) Decreased appetite 6 (66.7) 0 1 (16.7) Early Satiety 3 (33.3) 0 1 (16.7) Vomiting 3 (33.3) 0 0 Diarrhea 1 (11.1) 0 0 Elevated liver enzymes 0 0 0 - 3.91 - 5.13 - 1.67 -6 -5 -4 -3 -2 -1 0 GSBR-1290 60mg Japanese (n=9) GSBR-1290 60mg Non-Japanese (n=6) Japanese Placebo (N=3) -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0 5 10 15 20 25 30 Mean weight change from baseline (kg) Study days GSBR-1290 Japanese (n=9) GSBR-1290 Non-Japanese (n=6) Japanese Placebo (N=3) Significant weight loss observed in healthy volunteers at 4 weeks Weight change from baseline to Day 28 (%) Confidential Participants • Lean participants with baseline BMI~ 22 to 23 kg/m 2 • Ages: 34 to 46 years • Predominantly female (67%)

6/9 Month GLP-Toxicology Study Preliminary Results

✓ 6-month study in rodents (N=216)

- Daily oral dosing for 6-month (10, 100, 1000 mg/kg/day), plus 1 month recovery
- Animals per group (treatment + recovery): N=15+5/group/sex
- NOAEL is 1000 mg/kg/day, leading to >100 fold safety window at 120 mg therapeutic dose
- No increase in ALT/AST and no test-article related changes in the liver

✓ 9-month study in healthy non-human primates (N=60)

- Daily oral dosing for 9-month (3, 10, 30 mg/kg/day), plus 1 month recovery
- Animals per group (treatment + recovery): N=5+4/group/sex (high dose) and N=4+2/group/sex (other doses)
- Dose-dependent body weight reduction up to -20% vs baseline
- No increase in ALT/AST and no test-article related changes in the liver

NOAEL: No Observed Adverse Effect Level

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27 GSBR - 1290 Overall Profile and Next Steps Mark Bach, M.D., Ph.D., CMO Confidential

28 GSBR - 1290 – Overview of Phase 2a Clinical Data Efficacy: Statistically significant weight reduction (4.74%) at 8 weeks on 120 mg daily. Study ongoing to 12 weeks. Safety: No SAEs; No discontinuations due to AEs up to 12 weeks Tolerability: Most AEs (96%) mild – moderate Confidential Obesity : Potentially best in class as a once daily oral therapy Type 2 Diabetes Mellitus : Encouraging HbA1c efficacy Evaluating further to optimize weight loss in T2DM Efficacy: Statistically significant reduction in HbA1c (1.02%) and weight (3.51%) at 12 weeks Safety: No SAEs; One discontinuation due to study drug - related AE up to 12 weeks Tolerability: Most AEs (88 – 90% ) mild – moderate x 6 and 9 month preclinical toxicology studies support higher doses and longer duration of treatment

29 Next Steps: Formulation Bridging and Titration Optimization Study Capsule to Tablet Formulation and Explore Additional Titration Schemes Part 2: • To assess the tolerability at different titration schemes with the tablet • To study the comparative bioavailability of capsules and tablets at a therapeutic dose (60 mg) Status: Protocol finalization Projected timelines: - Top Line results by Q2’24 Screening Check - in Dose Check - out Phone call Check - in Dose Check - out Follow - up call EOS visit PK assessment PK assessment Day - 28 - 2 - 1 1 2 3 4 5 7 8 9 10 11 17 // // Capsule Tablet Tablet Capsule Study Confinement Period Study Outpatient Period Healthy Overweight/ Obese Participants N= 54 Cohort 3 12:3 Screening 5mg 15mg 30mg 60mg capsule 60mg tablet Follow up 60mg tablet 60mg capsule - 4 - 3 - 2 - 1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Cohort 2 12:3 Screening 15mg 30mg 60mg 90mg 120mg Follow up Cohort 1 12:3 Screening 10mg 20mg 30mg 60mg 90mg 120mg Follow up Part 1: To compare the PK of capsule to tablet (10 mg dose), N=16 x Enrollment completed □ Top - line 12 - week study results anticipated in Q2 2024 Confidential

30 GSBR - 1290 Closing Raymond Stevens, Ph.D., CEO Confidential

31 GSBR - 1290: Program Progress and Anticipated Milestones 2023 2024 x Phase 1b/MAD data (4 wk) • N=24, healthy overweight/obese participants, up to 90 mg • No adverse event - related discontinuations up to 90 mg • Statistically significant reductions in weight (up to 4.9% placebo - adjusted) at 60 and 90 mg x Phase 2a T2DM data (12 wk) • N=54, T2D participants, up to 90 mg • 1 study discontinuation (2.8%) due to AEs related to study drug • Statistically significant reductions in weight (up to 3.51% placebo - adjusted) at 45mg and 90mg x Phase 2a Obesity data (interim 8 wk) • N=40, healthy overweight/obese participants, up to 120 mg • No adverse event - related discontinuations up to 120 mg • Statistically significant reductions in weight (4.74% placebo - adjusted) at 120 mg at 8wks x Japan PK/ethno - bridging data (4 wk) • N=18 non - obese, healthy adult Japanese and non - Japanese participants, up to 60 mg • No adverse event - related discontinuations up to 60 mg • Substantial reductions in weight (3.91% to 5.13%, not placebo - adjusted) at 60 mg at 4wks x Clean 6/9 month GLP - Tox report □ Phase 2a Obesity data (12 wk) • N=64 participants, up to 120 mg • Enrolling 24 replacement participants • Completion anticipated in Q2 2024 □ Capsule to tablet PK/Formulation data (12 wk) • N= 54 participants, up to 120 mg • Fully enrolled and completion anticipated in Q2 2024 □ Obesity IND submission • Submit IND for Chronic Weight Management to FDA in Q2 2024 □ Phase 2b Obesity clinical study (~36 wk) • Modified dose titration regimens to optimize tolerability • Approximately 275 participants in US and Europe • Initiation planned in 2H 2024 □ Additional Phase 2 T2DM clinical study • Evaluate potential use of higher doses, longer titration to increase percent of patients on target dose, alternate formulations to optimize efficacy in T2DM • Initiation planned in 2H 2024 Confidential

Our Journey Towards a Potentially Best-in-Class Oral GLP-1R Agonist

Significant Opportunity to Increase Accessibility and Treat Type 2 Diabetes & Obesity

Sep 2023

- ✓ Phase 1b MAD (4wk)

Dec 2023

Proof-of-Concept

- ✓ Phase 2a Obesity (interim)
- ✓ Phase 2a T2DM (12wk)

2024 - 2025

Dose-range finding/ Optimization

- Phase 2b Obesity (~36wk)
- Phase 2 T2DM
- Phase 2b T2DM (~26wk)

Including Additional Formulations, Titrations, Dosing Regimens

2026 and beyond

Pivotal Studies / Adjacent Indications

- Phase 3 Obesity (>52wk)
- Phase 3 T2DM (>52wk)

MASH
Chronic Kidney Disease
Heart failure
Addiction
Alzheimer's

** Note: Represents Company's current anticipated future development plans, which are subject to change including based on study results*

STRUCTURE THERAPEUTICS
Confidential
32

Next Steps: Continue To Execute On Oral Incretin Franchise Strategy

Oral GLP-1 agonists have the potential to be foundational and backbone for future combinations in significant markets

Our Small Molecule Incretin Franchise

Life Cycle Management



Other Incretins
Selective Weight Loss
GLP-1R+ Combo GIPR
GLP-1R+ Combo Amylin
GLP-1R+ Combo GCGR
GLP-1R+ Combo Apelin/APJR
Combinations
Oral GLP-1R GSBR-1290
✓Safety
✓Tolerability
✓Efficacy
Therapeutic Area
CKD
Addiction
Alzheimer's
Obesity
Type 2 Diabetes
Heart Failure
Sleep Apnea
Fatty Liver Disease
Osteo-arthritis

STRUCTURE THERAPEUTICS

Confidential

33

34 GSBR - 1290 in context • Significant future market opportunity for oral GLP - 1 agonists to treat cardiometabolic diseases such as obesity, type 2 diabetes, chronic kidney disease, MASH and others • Oral GLP - 1 agonists have the potential to be foundational and a backbone for future combinations – Safety and tolerability are key requirements to combine with different mechanisms of action and allow optimization of therapy for efficacy, safety and tolerability – Promising mechanisms include other incretins and muscle maintenance targets • Based on today’s comprehensive update, GSBR - 1290 appears to have the characteristics of a promising oral GLP - 1 agonist in this important marketplace x Generally well - tolerated with no serious adverse events (SAEs) related to study drug up to 120 mg x No study discontinuations due to AEs in the Phase 2a Obesity Study x 1 study discontinuation (2.8%) due to AEs related to study drug in the Phase 2a Type 2 Diabetes Study x No major findings in 6 - month rodent and 9 - month primate study – enables longer term evaluation in Phase 2b program x Clinically meaningful and statistically significant weight reductions in Obesity and Type 2 Diabetes x Optimize promising safety, tolerability, and efficacy profile with additional dosing and titration regimens in future Phase 2 b studies Confidential

Thank you! CONTACT US FOR ADDITIONAL INFORMATION: Email: ir@structuretx.com http://www.structuretx.com Confidential